UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 12, 2006 (October 9, 2006)
FIRST ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6802	75-1328153

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3813 Green Hills Village Drive
Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)
(615) 844-2800

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 EMPLOYMENT AGREEMENT
EX-99.2 NONQUALIFIED STOCK OPTION AGREEMENT

Item 1.01 Entry Into a Material Definitive Agreement.
     On October 9, 2006, the Company entered into an Employment Agreement with Kevin P. Cohn. Pursuant to the terms of the Employment Agreement, Mr. Cohn will serve as Vice President, Chief Accounting Officer and Corporate Controller of the Company. For the fiscal year ending June 30, 2007, Mr. Cohn’s initial base salary will be $200,000 and he will be eligible to receive an annual bonus of up to $100,000. Mr. Cohn’s annual bonus will be no less than $50,000 for the fiscal year ending June 30, 2007 and $25,000 for the fiscal year ending June 30, 2008. The Company will also reimburse Mr. Cohn for certain expenses incurred in connection with his relocation to the Nashville, Tennessee area. Mr. Cohn also received a signing bonus of $75,000. The Employment Agreement is filed as Exhibit 99.1 to this report and incorporated herein by reference.
     The Company and Mr. Cohn also entered into a Nonqualified Stock Option Agreement, dated October 9, 2006, pursuant to which the Company granted Mr. Cohn an option to purchase 100,000 shares of the Company’s common stock at an exercise price of $11.13 per share, the closing price of the Company’s common stock on the New York Stock Exchange on October 9, 2006. The Nonqualified Stock Option Agreement is filed as Exhibit 99.2 to this report and incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective October 9, 2006, the Board of Directors of the Company appointed Edward Pierce as the Chief Financial Officer of the Company. Mr. Pierce has served as an Executive Vice President of the Company since September 13, 2006. From May 2001 through February 2006, Mr. Pierce, 49, served as Executive Vice President and Chief Financial Officer and as a director of BindView Development Corporation, a network security software development company. From November 1994 through January 2001, Mr. Pierce held various financial management positions, including Executive Vice President and Chief Financial Officer, with Metamor Worldwide Corporation, a global information technology services company. Metamor was acquired by PSINet Inc. in June 2000.
     Information with respect to the material terms of Mr. Pierce’s employment agreement is set forth under the caption “Item 1.01 Entry Into a Material Definitive Agreement” in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 19, 2006, and is incorporated herein by reference. Mr. Pierce’s employment agreement is filed as Exhibit 99.1 to that report.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

99.1	Employment Agreement, dated October 9, 2006, by and between First Acceptance Corporation and Kevin P. Cohn
99.2	Nonqualified Stock Option Agreement, dated October 9, 2006, between First Acceptance Corporation and Kevin P. Cohn

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ACCEPTANCE CORPORATION
By:	/s/ Stephen J. Harrison
Stephen J. Harrison
President and Chief Executive Officer

Date: October 11, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Employment Agreement, dated October 9, 2006, by and between First Acceptance Corporation and Kevin P. Cohn
99.2	Nonqualified Stock Option Agreement, dated October 9, 2006, between First Acceptance Corporation and Kevin P. Cohn